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                                                                   EXHIBIT 10.30

                       AMENDMENT TO STOCKHOLDERS AGREEMENT



     AMENDMENT TO STOCKHOLDERS AGREEMENT, dated as of December 16, 1996 (the "Amendment"), amending the STOCKHOLDERS AGREEMENT, dated as of December 18, 1995 (the "Agreement"), by and among Joseph J. Cayre, Kenneth Cayre, Stanley Cayre, Jack J. Cayre, the trusts listed on Schedule I to the Agreement (collectively, the "Trusts") and GT Interactive Software Corp. (the "Company").

     WHEREAS, the parties to the Agreement wish to make certain amendments to the Agreement;

     NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the undersigned hereby amend Section 2.1 of the Agreement as follows:

          2.1 Limitation on Transfer. No Stockholder shall sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "transfer") any Shares or any right, title or interest therein or thereto, except in accordance with the provisions of this Agreement; provided, however, a Stockholder may hypothecate, pledge, encumber or grant a security interest, the foreclosure of which shall be deemed an Involuntary Transfer subject to
     Section 3.6 of this Agreement, in any Shares to a bank or other financial institution. Any attempt to transfer any Shares or any rights hereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall not register any such transfer. Anything in this Agreement to the contrary notwithstanding, the limitations on transfer in this Section 2.1 shall not apply to (i) any transfer of Shares by gift made by any Stockholder to any bona fide charitable organization (including a foundation of which the donor and/or its family members are trustees), (ii) any sale of Shares through a widely distributed underwritten Public Offering, or (iii) any sale of Shares made in compliance with Rule 144 under the Securities Act.


     In all other respects, the terms of the Agreement remain unchanged.

     All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or trustees as of the date hereof.


                                 GT Interactive Software Corp.


                               By /s/ RONALD CHAIMOWITZ
                                 ----------------------------------------------
                                 Name: Ronald Chaimowitz
                                Title: President, Chief Executive Officer and
                                       Director


                               Joseph J. Cayre



                               /s/ JOSEPH J. CAYRE
                               ------------------------------------------------


                               Kenneth Cayre



                                   /s/ KENNETH CAYRE
                               ------------------------------------------------


                               Stanley Cayre



                                   /s/ STANLEY CAYRE
                               ------------------------------------------------


                               Jack J. Cayre


                                   /s/ JACK J. CAYRE
                               ------------------------------------------------

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                             FOR THE TRUSTS:


                             Michael Cayre Irrevocable Grantor Trust


                                   /s/ TRINA CAYRE
                               ------------------------------------------------
                            By: Trina Cayre, Trustee


                            Steven Cayre Irrevocable Grantor Trust


                                   /s/ TRINA CAYRE
                               ------------------------------------------------
                            By: Trina Cayre, Trustee



                            Daniel Cayre Irrevocable Grantor Trust


                                   /s/ TRINA CAYRE
                               ------------------------------------------------
                            By: Trina Cayre, Trustee




                            Grace E. Cayre Irrevocable Grantor Trust


                                   /s/ TRINA CAYRE
                               ------------------------------------------------
                            By: Trina Cayre, Trustee

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                            Jack S. Cayre Irrevocable Grantor Trust


                                   /s/ FRIEDA CAYRE
                               ------------------------------------------------
                            By: Frieda Cayre, Trustee




                             Amin Cayre Irrevocable Grantor Trust


                                   /s/ FRIEDA CAYRE
                               ------------------------------------------------
                             By: Frieda Cayre, Trustee




                             David Cayre Irrevocable Grantor Trust


                                   /s/ FRIEDA CAYRE
                               ------------------------------------------------
                             By: Frieda Cayre, Trustee




                              Robert Cayre Irrevocable Grantor Trust


                                   /s/ FRIEDA CAYRE
                               ------------------------------------------------
                             By: Frieda Cayre, Trustee




                             Grace S. Cayre Irrevocable Grantor Trust


                                   /s/ FRIEDA CAYRE
                               ------------------------------------------------
                             By: Frieda Cayre, Trustee


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                             Jack Kennedy Cayre Irrevocable Grantor Trust


                                   /s/ LILLIAN CAYRE
                               ------------------------------------------------
                             By: Lillian Cayre, Trustee




                             Nathan Cayre Irrevocable Grantor Trust


                                   /s/ LILLIAN CAYRE
                               ------------------------------------------------
                             By:  Lillian Cayre, Trustee




                             Michelle Cayre Irrevocable Grantor Trust


                                   /s/ LILLIAN CAYRE
                               ------------------------------------------------
                             By:  Lillian Cayre, Trustee




                             Grace K. Cayre Irrevocable Grantor Trust


                                   /s/ LILLIAN CAYRE
                               ------------------------------------------------
                             By: Lillian Cayre, Trustee




                             Raquel Cayre Irrevocable Grantor Trust


                                   /s/ LILLIAN CAYRE
                               ------------------------------------------------
                             By: Lillian Cayre, Trustee


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                             Joseph J. Cayre Grantor Retained Annuity Trust


                                   /s/ TRINA CAYRE
                               ------------------------------------------------
                             By: Trina Cayre, Trustee




                             Jack J. Cayre Grantor Retained Annuity Trust


                                   /s/ JOSEPH CAYRE
                               ------------------------------------------------
                             By: Joseph Cayre, Trustee




                             Stanley Cayre Grantor Retained Annuity Trust


                                   /s/ FRIEDA CAYRE
                               ------------------------------------------------
                             By: Frieda Cayre, Trustee




                             Kenneth Cayre Grantor Retained Annuity Trust


                                   /s/ LILLIAN CAYRE
                               ------------------------------------------------
                             By: Lillian Cayre, Trustee


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